Comparison of change in value of $10,000 investment in Dreyfus Disciplined Small Cap Stock Fund and the Standard & Poor's Small Cap 600 Index


EXHIBIT A:

                    DREYFUS          STANDARD
                  DISCIPLINED        & POOR'S
     PERIOD        SMALL CAP       SMALL CAP 600
                   STOCK FUND         INDEX *

     9/30/98        10,000            10,000
    10/31/98        10,448            10,464
    10/31/99        13,112            11,725
    10/31/00        15,112            14,686

* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Bond Market Index Fund BASIC
Shares and the Lehman Brothers Aggregate Bond Index


EXHIBIT A:

           DREYFUS
             BOND
            MARKET      LEHMAN
            INDEX      BROTHERS
             FUND     AGGREGATE
  PERIOD    (BASIC       BOND
            SHARES)     INDEX *

 11/30/93   10,000      10,000
 10/31/94    9,632       9,716
 10/31/95   11,116      11,236
 10/31/96   11,638      11,893
 10/31/97   12,623      12,950
 10/31/98   13,846      14,159
 10/31/99   13,887      14,235
 10/31/00   14,807      15,274

* Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund and the Standard & Poor's 500 Composite Stock Price Index


EXHIBIT A:
                            STANDARD
              DREYFUS     & POOR'S 500
               BASIC       COMPOSITE
              S&P 500        STOCK
  PERIOD       STOCK         PRICE
            INDEX FUND       INDEX *

  9/30/93     10,000         10,000
 10/31/93     10,230         10,207
 10/31/94     10,588         10,601
 10/31/95     13,314         13,401
 10/31/96     16,480         16,628
 10/31/97     21,732         21,964
 10/31/98     26,444         26,798
 10/31/99     33,144         33,675
 10/31/00     35,104         35,722

* Source: Lipper Inc.





Comparison of change in value of $10,000 investment in Dreyfus Disciplined Intermediate Bond Fund Investor
Shares and Restricted
Shares and the Lehman Brothers Aggregate Bond Index

EXHIBIT A:


              DREYFUS        DREYFUS
            DISCIPLINED    DISCIPLINED       LEHMAN
           INTERMEDIATE   INTERMEDIATE       BROTHERS
             BOND FUND      BOND FUND        AGGREGATE
  PERIOD     (INVESTOR    (RESTRICTED        BOND
              SHARES)        SHARES)         INDEX*

 11/1/95      10,000         10,000          10,000
 10/31/96     10,418         10,445          10,585
 10/31/97     11,273         11,331          11,526
 10/31/98     12,265         12,340          12,602
 10/31/99     12,180         12,294          12,669
 10/31/00     12,904         13,068          13,594

* Source: Lipper Inc.





Comparison of change in value of $10,000 investment in Dreyfus Premier Balanced Fund Class R Shares with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Intermediate Government / Credit Bond Index and a Hybrid Index

EXHIBIT A:

                 DREYFUS      STANDARD         LEHMAN
                 PREMIER    & POOR'S 500       BROTHERS
                BALANCED     COMPOSITE       INTERMEDIATE
                  FUND          STOCK       GOVERNMENT /
    PERIOD      (CLASS R       PRICE           CREDIT       HYBRID
                 SHARES)       INDEX *       BOND INDEX*    INDEX*

    9/15/93      10,000        10,000          10,000       10,000
   10/31/93      10,180        10,128          10,068       10,104
   10/31/94      10,249        10,519           9,874       10,260
   10/31/95      12,449        13,297          11,112       12,400
   10/31/96      14,813        16,499          11,758       14,480
   10/31/97      18,599        21,795          12,639       17,703
   10/31/98      21,644        26,593          13,791       20,687
   10/31/99      24,838        33,417          13,927       23,954
   10/31/00      25,299        35,448          14,827       25,446

* Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus Premier Large Company Stock Fund Class A and Class R Shares and the Standard & Poor's 500 Composite Stock Price Index


EXHIBIT A:

                  DREYFUS      DREYFUS
                  PREMIER      PREMIER
                   LARGE        LARGE     STANDARD
                  COMPANY      COMPANY  & POOR'S 500
                   STOCK        STOCK    COMPOSITE
                    FUND         FUND      STOCK
    PERIOD       (CLASS A     (CLASS R     PRICE
                  SHARES)      SHARES)     INDEX *

    9/2/94         9,425       10,000      10,000
   10/31/94        9,378        9,950       9,975
   10/31/95       11,554       12,286      12,609
   10/31/96       14,311       15,257      15,645
   10/31/97       18,892       20,192      20,667
   10/31/98       22,641       24,250      25,216
   10/31/99       28,043       30,109      31,687
   10/31/00       29,950       32,245      33,613

* Source: Lipper Inc.



Comparison of change in value of $10,000 investment in Dreyfus Premier Tax Managed Growth Fund Class A Shares, Class B Shares, Class C Shares and Class T Shares and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:
                             DREYFUS         DREYFUS        DREYFUS   DREYFUS
                             PREMIER         PREMIER        PREMIER    PREMIER
             STANDARD          TAX             TAX            TAX       TAX
           & POOR'S 500      MANAGED         MANAGED        MANAGED    MANAGED
            COMPOSITE        GROWTH          GROWTH         GROWTH     GROWTH
  PERIOD       STOCK           FUND            FUND           FUND      FUND
              PRICE         (CLASS A        (CLASS B       (CLASS C   (CLASS R
              INDEX *        SHARES)         SHARES)        SHARES)    SHARES)
11/4/97       10,000          9,427          10,000         10,000     9,549
10/31/98      12,201         11,148          11,736         11,736     11,265
10/31/99      15,332         13,337          13,944         13,936     13,451
10/31/00      16,264         14,250          14,484         14,776     14,330

* Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Premier Small Company Stock Fund Class A Shares and Class R Shares and the Russell 2500 Index

EXHIBIT A:

            DREYFUS      DREYFUS
            PREMIER      PREMIER
             SMALL        SMALL
            COMPANY      COMPANY
             STOCK        STOCK
              FUND        FUND      RUSSELL
  PERIOD   (CLASS A     (CLASS R      2500
            SHARES)      SHARES)     INDEX*

  9/2/94     9,425       10,000     10,000
 10/31/94    9,491       10,070      9,916
 10/31/95   12,368       13,162     12,037
 10/31/96   14,744       15,719     14,299
 10/31/97   19,275       20,597     18,463
 10/31/98   16,303       17,444     17,041
 10/31/99   17,902       19,204     20,107
 10/31/00   21,572       23,202     24,786

*Source: The Frank Russell Company



Comparison of change in value of $10,000 investment in Dreyfus Disciplined Stock Fund and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

                           STANDARD
                          & POOR'S 500
              DREYFUS      COMPOSITE
            DISCIPLINED      STOCK
  PERIOD       STOCK         PRICE
               FUND         INDEX *

 12/31/87     10,000        10,000
 10/31/88     11,080        11,623
 10/31/89     14,084        14,686
 10/31/90     13,650        13,587
 10/31/91     18,464        18,128
 10/31/92     20,321        19,932
 10/31/93     23,869        22,904
 10/31/94     24,541        23,788
 10/31/95     30,512        30,067
 10/31/96     38,182        37,308
 10/31/97     50,522        49,283
 10/31/98     59,807        60,132
 10/31/99     74,167        75,563
 10/31/00     79,274        80,156

* Source: Lipper Inc.


Comparison of change in value of $10,000 investment in Dreyfus Premier Midcap Stock Fund Class R Shares and the Standard & Poor's MidCap 400 Index


EXHIBIT A:
              DREYFUS
              PREMIER
              MIDCAP
              STOCK       STANDARD
               FUND       & POOR'S
PERIOD       (CLASS R    MIDCAP 400
              SHARES)      INDEX *

11/12/93      10,000       10,000
10/31/94       9,823       10,238
10/31/95      12,139       12,410
10/31/96      15,368       14,563
10/31/97      21,343       19,320
10/31/98      20,942       20,616
10/31/99      24,594       24,960
10/31/00      30,102       32,860

* Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Premier Small Cap Value Fund Class A Shares, Class B Shares, Class C Shares and Class R Shares and the Russell 2000 Value Index

EXHIBIT A:

                            DREYFUS        DREYFUS        DREYFUS       DREYFUS
                            PREMIER         PREMIER       PREMIER       PREMIER
                             SMALL          SMALL          SMALL         SMALL
                              CAP             CAP           CAP           CAP
                             VALUE          VALUE          VALUE         VALUE
  PERIOD   RUSSELL 2000       FUND           FUND           FUND          FUND
              VALUE        (CLASS A        (CLASS B      (CLASS C      (CLASS R
              INDEX*        SHARES)         SHARES)       SHARES)       SHARES)
  4/1/98     10,000          9,427          10,000        10,000        10,000
 10/31/98     8,151          7,881           8,328         8,328         8,376
 10/31/99     8,209          8,039           8,432         8,440         8,566
 10/31/00     9,629          8,887           8,971         9,256         9,490

* Source: Lipper Inc.





Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Income Fund Class R
Shares and the Lehman Brothers Aggregate Bond Index

EXHIBIT A:

             DREYFUS
             PREMIER
             LIMITED
               TERM       LEHMAN
             INCOME      BROTHERS
               FUND      AGGREGATE
  PERIOD    (CLASS R       BOND
             SHARES)      INDEX*

  7/11/91    10,000       10,000
 10/31/91    10,550       10,686
 10/31/92    11,511       11,736
 10/31/93    12,584       13,130
 10/31/94    12,275       12,648
 10/31/95    13,761       14,627
 10/31/96    14,466       15,482
 10/31/97    15,635       16,859
 10/31/98    17,045       18,433
 10/31/99    16,890       18,531
 10/31/00    18,003       19,884

* Source: Lipper Inc.